UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

February 17, 2026
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	27 Waterview Drive,		Shelton,	Connecticut	06484
Telephone Number:	(203)	922-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 17, 2026, the Registrant issued a press release setting forth its financial results, including consolidated statements of income, supplemental information, and a reconciliation of reported results to adjusted results for the three and twelve months ended December 31, 2025 and 2024, and consolidated balance sheets at December 31, 2025 and 2024. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
In addition, on February 17, 2026, Kurt Wolf, the Company's President and Chief Executive Officer, issued a letter regarding the Company's financial results for the three months ended December 31, 2025. A copy of the letter is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Forward-Looking Statements
The exhibits contain “forward-looking statements” about the Company’s expected or potential future business and financial performance, including, but not limited to, statements about future revenue and profitability, earnings guidance, future events or conditions, capital allocation strategy, expected cost savings and efficiency improvements, and strategic initiatives and priorities. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. Factors which could cause future performance to differ materially from expectations include, without limitation, changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; declines in physical mail volumes or shipping volumes; the loss of customers, including some of our larger clients; changes in trade policies, tariffs and regulations; global supply chain issues adversely impacting our third party suppliers’ ability to provide us products and services; periods of difficult economic conditions, the impacts of inflation and rising prices, higher interest rates and a slow-down in economic activity, including a global recession, or a prolonged U.S. government shutdown, to the Company and our clients; changes in foreign currency exchange rates; changes in labor and transportation availability and costs; inability to successfully execute on our strategic initiatives; and other factors as more fully outlined in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and other reports subsequently filed with the Securities and Exchange Commission. Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events, or developments, except as required by law.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press release of Pitney Bowes Inc. dated February 17, 2026.
99.2	Letter from Kurt Wolf regarding Fourth Quarter 2025 Financial Results
104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Kurt Wolf
Name: Kurt Wolf
Date: February 17, 2026	Title: Chief Executive Officer